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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF  EARLIEST EVENT REPORTED):
                                  APRIL 7, 2000



                          OMNIS TECHNOLOGY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                             0-16449                                94-3046892
  (State or jurisdiction of             (Commission File Number)                    (I.R.S. Employ
incorporation or organization)                                                    Identification No.)

                         981 INDUSTRIAL WAY, BUILDING B
         -------------------------------------------------------------
         (Address, including zip code, of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (650) 632-7100


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5. Other Events.

     The Board of Directors of the Company approved the following changes to the Company's 1994 Employee Stock Purchase Plan (the "Plan"):

  1. All Offering Periods and Purchase Periods under the Plan were terminated as of March 31, 2000.

  2. All options previously granted under the Plan were required to be exercised before the end of March 2000.

  3. The Plan has been amended to provide for Offering Periods of six (6) months in duration, with the first such Offering Period commencing April 2000. The new exercise price for the shares will be set at that time.

     A copy of the Plan, as amended, is filed herewith as Exhibit 10.1; and the foregoing is only a summary of and is subject to all of the terms and conditions of the Plan, as amended.

Item 7. Exhibits.

EXHIBIT
NUMBER                          DESCRIPTION
-------                         -----------
10.1   Omnis Technology Corporation 1994 Employee Stock Purchase Plan, as
       amended.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OMNIS TECHNOLOGY CORPORATION

     Date:  April 7, 2000               By: /s/ GWYNETH GIBBS
                                           -----------------------------
                                           Gwyneth Gibbs, President


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       INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT  ON FORM 8-K DATED
                                 APRIL 7, 2000

EXHIBIT
NUMBER                          DESCRIPTION
-------                         -----------
10.1   Omnis Technology Corporation 1994 Employee Stock Purchase Plan, as
       amended.